Exhibit 32.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF
THE MIDDLEBY CORPORATION
PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Timothy J. FitzGerald, Vice President and Chief Financial Officer (principal financial officer) of The Middleby Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2006 of the Registrant (the “Report”), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.

Date: November 9, 2006

/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and Chief Financial Officer of The Middleby Corporation